SMITH BARNEY WORLD FUNDS, INC.
International Equity Portfolio

Supplement dated July 1, 1998
to Prospectus dated February 27, 1998


On April 17, 1998 the Board of Directors of Smith Barney World
Funds, Inc. approved permitting the International Equity Portfolio to invest in shares of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended.









FD 01509